                                                                    EXHIBIT 99.5

             PREFERRED STOCK CONVERSION AND STOCKHOLDERS AGREEMENT


          THIS PREFERRED STOCK CONVERSION AND STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of this ___ day of January, 1999, by and among
 ---------
(i) Four Media Company, a Delaware corporation (the "Company"), (ii) Warburg,
                                                     -------
Pincus Equity Partners, L.P., a Delaware limited partnership, Warburg, Pincus Netherlands Equity Partners I, C.V., a Dutch limited partnership, Warburg, Pincus Netherlands Equity Partners II, C.V., a Dutch limited partnership, and Warburg, Pincus Netherlands Equity Partners III, C.V., a Dutch limited partnership (each a "Buyer" and, collectively, the "Buyers"), and (iii) Fleming
                     -----                          ------
US Discovery Fund III, L.P. ("Fleming US") and Fleming US Discovery Offshore
                              ----------
Fund III, L.P. ("Fleming Offshore" and with the Fleming US, collectively, the
                 ----------------
"Fleming Funds").
 -------------

                                   RECITALS

          WHEREAS, the Company and Fleming US entered into the Preferred Stock Purchase Agreement dated as of February 5, 1998, as amended as of February 27, 1998 (the "Fleming US Purchase Agreement"), with respect to, among other things,
           -----------------------------
the purchase by Fleming US of 129,280 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Shares");
                                                            ---------------

          WHEREAS, the Company and Fleming Offshore entered into the Preferred Stock Purchase Agreement dated as of February 5, 1998, as amended as of February 27, 1998 (the "Fleming Offshore Purchase Agreement" and with the Fleming US
               -----------------------------------
Purchase Agreement, collectively, the "Preferred Purchase Agreements"), with
                                       -----------------------------
respect to, among other things, the purchase by Fleming Offshore of 20,720 Series A Shares;

          WHEREAS, the Company and the Fleming Funds entered into (a) the Stockholders' Agreement dated as of February 27, 1998 (the "Stockholders'
                                                            -------------
Agreement") which, among other things, granted the Fleming Funds certain rights
---------
with respect to their ownership of the Series A Shares and (b) the Registration Rights Agreement dated as of February 27, 1998 (the "Registration Rights
                                                     -------------------
Agreement") whereby, among other things, the Company granted the Fleming Funds
---------
rights relating to the registration of the Common Shares (as defined below) of the Company issuable upon conversion of the Series A Shares;

          WHEREAS, the Company has been engaged in discussions with the Buyers whereby the Buyers have expressed an interest in proceeding with an acquisition of a significant equity stake in the Company pursuant to (a) a Stock Purchase Agreement by and among Technical Services Partners, L.P. ("TSP") and the Buyers
                                                           ---
(as amended from time to time, the "Partnership Stock Purchase Agreement"), with
                                    ------------------------------------
respect to the purchase by the Buyers from TSP of shares of the Company's common stock, par value $.01 per share (all shares of the Company's common stock referred to herein as the "Common Shares"), (b) a Securities Purchase Agreement
                           -------------
by and among the Company and the Buyers (as amended from time to time, the

"Securities Purchase Agreement"), with respect to the purchase by the Buyers of
 -----------------------------
newly issued Common Shares directly from the Company and (c) a Stock Purchase

Agreement by and among the Buyers and John H. Donlon ("Donlon"), Gavin W. Schutz
                                                       ------
("Schutz"), Robert Bailey ("Bailey") and the estate of John H. Sabin ("Sabin"
  ------                    ------                                     -----
and together with Donlon, Schutz and Bailey, the "Founders") (as amended from
                                                  --------
time to time, the "Founders Stock Purchase Agreement" and together with the Securities Purchase Agreement and the Partnership Stock Purchase Agreement, collectively, the "Purchase Agreements"), with respect to the purchase by the
                   -------------------
Buyers of Common Shares from the Founders (such acquisitions of Common Shares, together with all related transactions between the Company and the Buyers, are collectively referred to as the "Acquisitions");
                                 ------------

          WHEREAS, the Company has advised the Fleming Funds that the Buyers require as a condition precedent to the consummation of the Acquisitions that the Fleming Funds agree to convert all of the outstanding Series A Shares into Common Shares effective at and as of the time at which the Acquisitions are consummated and to certain other matters set forth below; and

          WHEREAS, the Fleming Funds desire to convert, and the Company desires the Fleming Funds to convert, the Series A Shares into shares of Common Shares, upon the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereby agree as follows:

                                  ARTICLE I.
                                 CONVERSION

SECTION 1.1.  CONVERSION OF SERIES A SHARES

          Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined in Section 1.2 below) and concurrently with the consummation of the Acquisitions, the Fleming Funds shall convert (the "Conversion") 150,000 Series A Shares owned by them in the aggregate, into an
-----------
aggregate of 2,250,000 Common Shares (subject to appropriate adjustments for stock splits, dividends and combinations and other similar recapitalizations) and the Company shall issue to the Fleming Funds the aggregate of 2,250,000 Common Shares required to be issued in respect of such Conversion (subject to appropriate adjustments for stock splits, dividends and combinations and other similar recapitalizations). The Common Shares to be issued by the Company as provided above will be allocated among the Fleming Funds on a pro-rata basis in accordance with their proportionate ownership of the Series A Shares.

SECTION 1.2.  THE CLOSING

          The closing of the Conversion (the "Closing") will take place on the
                                              -------
same date that the closing of the Acquisitions takes place (the "Closing Date"),
                                                                 ------------
at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, unless another date, place or time is agreed to in writing by the Company and the Buyers. The Company shall give the Fleming Funds at least three business days prior written notice of the Closing Date and time and place of Closing. The Consideration shall be paid to the Fleming Funds at Closing by wire transfer of immediately available funds and following delivery to the Company of duly endorsed certificates (along with a conversion notice in the form attached as Exhibit A) evidencing the Series A Shares subject to conversion. At the Closing, upon its receipt of the certificates representing the Series A Shares, the Company shall also deliver to the Fleming Funds certificates representing the Common Shares as set forth in
Section 1.1. Any and all taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on conversion of the Series A Shares shall be paid by the Company. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of Common Shares in a name other than that of the Series A Shares, and no such issuance or delivery shall be made unless and until the Person (as defined in the Certificate of Designation governing the Series A Shares (the "Certificate
                                                                   -----------
of Designations")) requesting such issuance has paid to the Company the amount
---------------
of such tax or has established, to the satisfaction of the Company, that such tax has been paid. At the Closing, each of the Fleming Funds shall deliver to the Company a release and the Company shall provide each of the Fleming Funds with a Release, in each case in the form attached hereto as Exhibit B.

SECTION 1.3.  TERMINATION

          This Agreement shall terminate in its entirety and be of no further force and effect upon (a) the termination of the Purchase Agreements or (b) such later date as all parties hereto shall agree (such date, the "Termination
                                                              -----------
Date"). The Company shall notify the Fleming Funds promptly upon the occurrence of the Termination Date.


                                  ARTICLE II.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 2.1.  REPRESENTATIONS BY THE COMPANY AND THE FLEMING
              FUNDS


          The Company hereby represents and warrants to each of the Fleming Funds, and each of the Fleming Funds hereby represents and warrants to the Company, that the following statements with respect to itself are true and correct as of the date hereof: (a) such party has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder, (b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action by such party, (c) this Agreement has been duly executed and delivered by such party, and constitutes the valid and binding obligations of such party, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles, and (d) the execution and delivery of this Agreement by such party and the announcement of the transactions contemplated hereby does not, and the consummation of the transactions contemplated by this Agreement will not (1) conflict with, or result in any violation or breach of, any provisions of the charter, bylaws or other governing documents of such party or any of its subsidiaries (or controlled affiliates), (2) assuming the execution and delivery of this Agreement by the parties hereto, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any contract, agreement, instrument or obligation to which such party or any of its subsidiaries (or controlled affiliates) is a party or by which any of them or any of their properties or assets may be bound, or (3) conflict with or violate any judgment, writ, decree, order, ruling, law, statute, rule or regulation applicable to such party or any of its subsidiaries (or controlled affiliates) and of its or their properties or assets, except in the case of (2) and (3), such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, prevent or delay such party's ability to timely consummate the transactions herein contemplated.

SECTION 2.2.  TITLE

          Each of the Fleming Funds represents and warrants to the Company that the following statements with respect to itself are true and correct as of the date hereof: (a) such Fleming Fund is the beneficial and record owner of the number of Series A Shares set forth next to such Fleming Fund's name on the signature pages hereto, free and clear of any liens, charges, encumbrances, security interests and rights of others with full right and power to convert such shares as set forth herein and (b) except for this Agreement, the Purchase Agreements, the Registration Rights Agreement, the Preferred Purchase Agreements and the Stockholders' Agreement, there are no outstanding agreements, options, warrants or rights to purchase or acquire or agreements (whether voting or otherwise) relating to any of the Series A Shares owned by such Fleming Fund.

SECTION 2.3.  RESTRICTED SECURITIES

          Each of the Fleming Funds represents and warrants to the Company that it understands that the Common Shares it will receive upon the Conversion will be characterized as "restricted securities" under the federal securities laws inasmuch as they will be initially acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, each of the Fleming Funds represents that it is familiar with Securities and Exchange Commission ("SEC") Rule 144 as presently in effect and it understands the resale
             ---
limitations imposed thereby and by the Securities Act. Each of the Fleming Funds understands that it will be deemed an "affiliate" of the Company as that term is defined in Rule 144.

SECTION 2.4.  LEGENDS.

          It is understood that the certificates evidencing the Common Shares, when issued in the name of each of the Fleming Funds in accordance with Section 1.1, may bear the following legend, or a legend substantially similar to such legend:

          "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

SECTION 2.5.  ADDITIONAL REPRESENTATIONS OF THE COMPANY

          The Company represents and warrants to each of the Fleming Funds that
Schedule 2.5 sets forth a complete and accurate copy of the Securities Purchase Agreement, including all exhibits thereto, as executed by the parties thereto. The Company further represents that it has made available to the Fleming Funds all of the material agreements contemplated by the Securities Purchase Agreement and the other agreements related to the Acquisitions.

SECTION 2.6.  ADDITIONAL REPRESENTATIONS OF THE COMPANY

          The parties hereto agree and acknowledge that the representations and warranties set forth in Sections 3.7 through 3.23, 3.27 and 3.28 of the Securities Purchase Agreement, inasmuch and to the extent (but only to the extent) that such representations and warranties relate to the business, financial condition and operations of the Company (and, except in the case of Sections 3.27 and 3.28, not to the transactions contemplated by the Securities Purchase Agreement or any other matters), shall be deemed to be representations and warranties of the Company made to the Fleming Funds for the purposes of this Agreement and shall be incorporated for such purpose herein.


                                 ARTICLE III.
                         CONSENT, WAIVER & TERMINATION

SECTION 3.1.  CONSENT AND WAIVER

          (a) Each of the Fleming Funds hereby waives any and all of its rights, benefits and claims under the Certificate of Designations and any other document or agreement, to any and all adjustments to the Conversion Price (as defined in the Certificate of Designations) to which it would or may otherwise have been or be (now or in the future) entitled as a result of the execution, delivery and performance of the Purchase Agreements; and

          (b) Each of the Fleming Funds hereby waives any and all of its rights, benefits and claims under the Preferred Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement and any other agreement to which the Company and the Fleming Funds are parties to which it would or may otherwise have been or be (now or in the future) entitled as a result of the execution, delivery and performance of the Purchase Agreements, including without limitation preemptive rights and registration rights with respect to the issuance of Common Shares to the Buyers, and hereby consents to the execution, delivery and performance of the Purchase Agreements; provided, however, that the foregoing waiver shall be null and void ab initio on and after the Termination Date.

SECTION 3.2.  TERMINATION OF RIGHTS UNDER OTHER AGREEMENTS

          All rights of the Fleming Funds under the Preferred Purchase Agreements, the Registration Rights Agreement, the Stockholders' Agreement and any other agreement to which the Company and the Fleming Funds are parties shall terminate as of the Closing Date and such agreements shall be terminated and shall thereafter be of no further force and effect.

SECTION 3.3.  RIGHTS OF INCLUSION (TAG-ALONG RIGHTS)

          For so long as the Fleming Funds own at least 50% of the Common Shares that are issued to them pursuant to Section 1.1 of this Agreement, the following provisions of this Section 3.3 apply:

          (a) Subject to subsection (e) below, in the event that either the Chief Executive Officer ("CEO") or the Buyers (with CEO collectively, the
                          ---
"Transferors" and each a "Transferor") propose to transfer any Common Shares
------------              ----------
owned by them (the "Transferor Shares") to any person (the "Transferee"), as a
                    -----------------                       ----------
condition to such transfer, the Transferor(s) shall cause the Transferee to offer (the "Inclusion Offer") to purchase from each Fleming Fund, at each such
            ---------------
Fleming Fund's option, up to that number of Common Shares owned by such Fleming Fund determined in accordance with this Section 3.3 below on the same terms and conditions as are applicable to the Transferor Shares (including any consideration to be received by the Transferor(s) in the form of bonuses, consulting fees, noncompetition payments, pursuant to employment arrangements or similar arrangements), except that neither Fleming Fund shall be required to provide any representation, warranty or other undertaking other than with respect to its ownership of, and authority to transfer, the Inclusion Shares owned by it free of any liens or encumbrances (which shall, in any event, include customary organizational representations with respect to each of the Fleming Funds, customary representations with respect to required consents and customary representations with respect to all of the other matters represented by the Fleming Funds in Sections 2.1 and 2.2 hereof). The Transferor(s) shall provide prompt written notice to each Fleming Fund (the "Inclusion Notice")
                                                         ----------------
setting forth all the terms and conditions of the Inclusion Offer, and each Fleming Fund may accept the Inclusion Offer in whole or in part by providing a written notice of acceptance with respect to Common Shares owned by it to the applicable Transferor(s) within 10 business days of delivery of the Inclusion Notice to it (the "Acceptance Notice");
                   -----------------

          (b) Each Fleming Fund shall have the right to sell, pursuant to the Inclusion Offer, Common Shares representing the same percentage of all Common Shares owned by it as the Transferor Shares are of all Common Shares owned by such Transferor; provided, however, that if neither Fleming Fund elects to exercise such right within the 10 business day period described in subsection
(a), the Transferor(s) shall nonetheless be entitled to Transfer all of the Transferor Shares described in the Inclusion Notice and the Fleming Funds shall be deemed to have waived their rights hereunder with respect to such sale. In the event the number of Inclusion Shares for which such Fleming Fund elects to exercise such right, along with the Transferor Shares and any other shares of the Company to be sold by other stockholders pursuant to any similar rights granted to such other stockholders, exceed the number of shares which the Transferee is willing to purchase, the number of shares to be transferred to the Transferee by each transferring stockholder shall be reduced so that each transferring stockholder is entitled to Transfer the same percentage of its shares included in its Acceptance Notice (or other similar notice) as each other transferring stockholder;

          (c) The Transferor(s) shall have 90 days, commencing on the date of the Inclusion Notice, in which to transfer, on behalf of himself, itself or themselves and the Fleming Funds up to the number of shares covered by the Inclusion Offer (including the Transferor Shares) to the Transferee. The terms of such transfer, including, without limitation, price and form of consideration, shall be as set forth in the Inclusion Notice. If at the end of such 90 day period the Transferor(s) have not completed the transfer of the Transferor Shares and the Inclusion Shares (if any) proposed to be transferred, the Transferor(s) may not proceed with such transfer or any other transfer without first giving a new Inclusion Notice pursuant to the provisions of this
Section 3.3;

          (d) If the Transferor(s) are able to complete the transfer of the Transferor Shares and the Inclusion Shares (if any) proposed to be transferred within such 90 day period, at the closing thereof, each Fleming Fund shall deliver to the Transferee a certificate or certificates representing the Inclusion Shares owned by it to be transferred pursuant to the Inclusion Offer, free and clear of all liens and encumbrances, and the Transferee shall pay to each such Fleming Fund the purchase price for the Inclusion Shares so transferred pursuant to this Section 3.3 and shall furnish such other evidence of the completion of such transfer and the terms thereof as may be reasonably requested by the Fleming Funds; and

          (e) The provisions of this Section 3.3 shall not apply to any transfer or proposed transfer by Transferors of shares owned by CEO or the Buyers, as applicable, which represents twenty-five percent (25%) or less of the Common Shares held by CEO or seven and a half percent (7.5%) or less of the Common Shares held by the Buyers, as applicable, on the Closing Date if such transfer or proposed transfer by CEO or the Buyers, as applicable, of the Common Shares held by them, together with all other transfers by CEO or the Buyers, as applicable, of Common Shares on or prior to the date of such transfer, represent fifty percent (50%) or less of the Common Shares held by CEO or fifteen percent (15%) or less of the Common Shares held by the Buyers, as applicable, on the date hereof, with such baseline number of Common Shares held by each Transferor to be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar event; provided, however, that each transfer of Common Shares by CEO or the Buyers, as applicable, that takes place within one year of any other transfer by such Transferor to the same person or any affiliate of such person shall be aggregated for purposes of such twenty-five percent (25%) or seven and a half percent (7.5%), as applicable, threshold. In addition, the provisions of this
Section 3.3 shall not apply to any transfer or proposed transfer by Transferors to each other or to any of their Affiliates (as defined in the Purchase Agreements) or by any of their Affiliates to any of their other Affiliates.

SECTION 3.4.  REGISTRATION RIGHTS

          (a) At the Closing, the Company and the Fleming Funds shall enter into a registration rights agreement substantially in the form of Exhibit C hereto (the "Registration Rights Agreement").
      -----------------------------

          (b) Except as otherwise consented to in writing by the Buyers and the Fleming Funds, as applicable, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities ("Other Securities"), other than (i) piggyback registration rights entitling the
  ----------------
holder thereof to participate in a piggyback registration with the Buyers and the Fleming Funds; provided, however, that the "registrable securities" (as such term is used or defined in the Registration Rights Agreement and the Company's registration rights agreement with the Buyers (the "Buyer Registration Rights
                                                    -------------------------
Agreement" and, together with the Registration Rights Agreement, the
---------
"Registration Rights Agreements")) of the Company owned by the Buyers and the
-------------------------------
Fleming Funds shall have priority over Other Securities in any such piggyback registration, (ii) registration rights granted in connection with the Company's acquisition of a complementary business through a pooling of interests transaction; provided, however, that (x) the Company is required to grant such rights in order to account for any such acquisition as a pooling of interests transaction, (y) such rights or the agreement or instrument granting such rights will not restrict or otherwise adversely affect the ability of the Company to perform its obligations under the Registration Rights Agreement and (z) the Company shall use its reasonable best efforts to obtain agreements from any holder(s) who receive such rights to the effect that such holders will enter into lock-up agreements if requested to do so by any underwriter in any demand registration (except that the Company shall not be obligated to take such action if it would prevent the subject acquisition from being accounted for as a pooling of interests), and (iii) registration rights granted in connection with the Company's acquisition of a complementary business through a purchase transaction (which could be in the form of demand registration rights or the Company's agreement to file a registration statement for securities delivered as consideration in such purchase transaction (a "Purchase Registration")); provided, however, that (x) such rights or the agreement or instrument granting such rights will not restrict or otherwise adversely affect the ability of the Company to perform its obligations under the Registration Rights Agreements and
(y) the Buyers and the Fleming Funds shall have the right to piggyback on any Purchase Registration in accordance with the respective Registration Rights Agreements and the priority of securities to be included in any such registration shall be governed, as applicable, by such Registration Rights Agreements.

          (c) From and after the Closing Date and for so long as the Buyers own any of the Common Shares purchased by them pursuant to the Purchase Agreements, if the Company grants piggyback registration rights to any holder of its Common Stock, such holder's piggyback registration rights will be specifically subordinated to the piggyback registration rights granted to the Fleming Funds pursuant to the Registration Rights Agreement.

          (d) From and after the Closing Date and for so long as the Fleming Funds own any of the Common Shares that are issued to them pursuant to Section
1.1 of this Agreement, if the Company grants piggyback registration rights to any holder of its Common Stock, such holder's piggyback registration rights will be specifically subordinated to the piggyback registration rights granted to the Fleming Funds pursuant to the Registration Rights Agreement.

SECTION 3.5.  BOARD REPRESENTATION

          For so long as the Fleming Funds own at least 50% of the Common Shares that are issued to them pursuant to Section 1.1 of this Agreement, the following provision of this Section 3.5 applies:

          From and after the Conversion, the Fleming Funds shall, collectively, have the right, but not the obligation, to nominate, in the aggregate, one individual (the "Nominee") reasonably acceptable to the Company to stand for
                 -------
election to the Company's Board of Directors. The Company shall cause such Nominee to be nominated for election to the Board of Directors (x) at each annual meeting of stockholders of the Company (or any special meeting of stockholders convened for the purpose (which need not be the sole purpose) of electing directors) or (y) in connection with any solicitation of written consents by the Company undertaken for the purpose (which need not be the sole purpose) of electing directors. To exercise such right, within 20 days of receipt from the Company of written notice of the scheduling of any stockholders meeting or solicitation of written consents relating to the election of directors, the Fleming Funds shall together deliver to the Company a written notice setting forth (i) that they intend to submit a Nominee to stand for election to the Board of Directors, (ii) the name of the Nominee, (iii) such other information regarding the Nominee as would be required to be included in the Company's proxy statement under the Securities Exchange Act of 1934, as amended, and (iv) the consent of the Nominee to serve as a director of the Company if so elected. The Company shall, thereafter, solicit proxies (or, if applicable, written consents) for, and otherwise use its reasonable best efforts to secure, the election of such Nominee to the Board of Directors.

SECTION 3.6.  CERTAIN ACTIONS BY THE FLEMING FUNDS

          During the period beginning on the date hereof and continuing until the Termination Date, each Fleming Fund, jointly and severally, covenants and agrees with the

Company as follows:

          (a) Such Fleming Fund shall not sell, assign, transfer, encumber or otherwise dispose of any Series A Shares or enter into any contract, agreement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of any Series A Shares or Common Shares issuable upon conversion of the Series A Shares, or grant proxies or enter into any voting trust or any other agreement or arrangement with respect to any Series A Shares or Common Shares issuable upon conversion of the Series A Shares, except pursuant to the terms hereof or with the prior written consent of the Company; and



          (b) Such Fleming Fund shall not take or commit to take any action that would cause or make any of its representations and warranties contained in
Article II herein inaccurate in any material respect or make the conditions to Closing set forth in Section 4.1 impossible or impracticable to satisfy.

SECTION 3.7.  RESTRICTIONS ON TRANSFER

          Each of the Fleming Funds agrees that it will not sell, dispose of, or otherwise transfer any Common Shares issuable upon conversion of the Series A Shares unless such Common Shares issuable upon conversion of the Series A Shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or pursuant to an applicable exemption from such registration requirements.

SECTION 3.8.  INDEMNIFICATION

          From and after the Closing and subject to Section 5.1 of this Agreement, the Company shall indemnify, defend and hold harmless the Fleming Funds from and against any and all losses, damages, liabilities, claims, suits, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including reasonable legal, accounting, experts' and other fees, costs and expenses) or other obligations resulting from or arising out of the breach by the Company of any (a) representation or warranty made by the Company in this Agreement, or (b) any covenant or agreement made by the Company in this Agreement; provided, however, that if the breach giving rise to such claim for indemnification is capable of cure, the Fleming Funds shall not be entitled to indemnification as described herein unless and until the Company shall have had a period not to exceed ten (10) days to cure such breach. Subject to the foregoing and to the provisions of Section 5.1 hereof, the Fleming Funds will continue to be entitled to indemnification as provided by Section 12(b) of the Fleming US Purchase Agreement and all indemnification provided by the Company pursuant hereto and thereto shall be so provided pursuant to and in accordance with the indemnification procedures set forth in Section 12(b) of the Fleming US Purchase Agreement. The parties hereto agree and acknowledge that the indemnification provided by the Company hereunder is the sole and exclusive remedy of the Fleming Funds with respect to such matters and the Fleming Funds shall have no additional or other remedies with respect thereto.

SECTION 3.9.  ACCESS TO INFORMATION

          (a) For so long as the Fleming Funds own at least 50% of the Common Shares that are issued to them pursuant to Section 1.1 of this Agreement, the Company will deliver to the Fleming Funds and the Buyers:

          (i) as soon as practicable but not later than forty-five (45) days after the end of each month, (A) a consolidated balance sheet of the Company and its subsidiaries (as defined in the Securities Purchase Agreement) as of the end of such month and (B) consolidated statements of operations, stockholders' equity and cash flows of the Company and its subsidiaries for the portion of the fiscal year ended with the end of such month, in each case in reasonable detail, certified by an appropriate officer of the Company and setting forth in comparative form the corresponding figures for the comparable period for the prior year (subject to normal year-end adjustments);

          (ii) as soon as practicable and without duplication of the above item, any other materials furnished to the Company's lenders under the Credit Agreement (as defined in the Securities Purchase Agreement), including, without limitation, any compliance certificates furnished in respect of such indebtedness;

          (iii) copies of any special or interim audit reports or management or comment letters with respect to the Company or its subsidiaries or their operations submitted to the Company by independent public accountants; and

          (iv) copies of the annual budget and business plan of the Company for the next fiscal year.

          (b) All such financial statements provided pursuant to this Section
3.9 shall be prepared in accordance with generally accepted accounting principles consistently applied (except for any change in accounting principles specified in an accompanying certificate and except that any interim financial statements may omit notes and may be subject to normal year-end adjustments).

          (c) Without limiting the foregoing provisions of this Section 3.9, the Company agrees that, if requested in writing by the Fleming Funds or the Buyers, as the case may be, it will not deliver to such Person (until otherwise instructed by such Person) any non-public information or non-public materials regarding the Company or any of its subsidiaries described in this Section 3.9.

SECTION 3.10.  CONFIDENTIALITY

          Concurrently with the execution of this Agreement, the Fleming Funds shall enter into a confidentiality agreement with respect to information of the Company substantially in the form of Exhibit D hereto.

SECTION 3.11.  MUTUAL COVENANT

          Each of the parties hereto expressly agrees and covenants to each other party that it will comply in all material respects with each covenant, agreement, condition, obligation and undertaking of such party in and pursuant to each of the Transaction Documents (as defined in the Securities Purchase Agreement) to which it is a party, in each case, subject to the terms and conditions of the applicable Transaction Document. Each of the parties hereto understands and acknowledges that the other parties are entering into this Agreement in reliance on the mutual covenant made in the immediately preceding sentence.



                                  ARTICLE IV.
                           CONDITIONS TO THE CLOSING

SECTION 4.1.  CONDITIONS TO OBLIGATIONS OF THE COMPANY


          The obligation of the Company to pay the Consideration and issue the Common Shares is subject to the satisfaction of each of the following conditions on or prior to the Closing Date, any of which may be waived in writing exclusively by the Company:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Fleming Funds set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) as of the Closing Date as though made on and as of the Closing Date (except for changes contemplated by this Agreement) and the Company shall have received a certificate signed on behalf of each Fleming Fund by a duly authorized agent of such Fleming Fund to such effect.

          (b) Performance of Obligations of the Fleming Funds.  Each of the
              -----------------------------------------------
Fleming Funds shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of each Fleming Fund by a duly authorized agent of such Fleming Fund to such effect.

          (c) Purchase Agreements.  The transactions contemplated by the
              -------------------
Purchase Agreements shall be effected concurrently with the consummation of the transactions contemplated by this Agreement.

SECTION 4.2.  CONDITIONS TO OBLIGATIONS OF THE FLEMING FUNDS

          The obligation of the Fleming Funds to effect the Conversion is subject to the satisfaction of each of the following conditions on or prior to the Closing Date, any of which may be waived in writing exclusively by all of the Fleming Funds:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) as of the Closing Date as though made on and as of the Closing Date (except for changes contemplated by this Agreement) and the Fleming Funds shall have received a certificate signed on behalf of the Company by a duly authorized officer thereof to such effect.

          (b) Performance of Obligations of the Company.  The Company shall have
              -----------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Fleming Funds shall have received certificates signed on behalf of the Company by a duly authorized officer thereof to such effect.

          (c) Purchase Agreements.  The transactions contemplated by the
              -------------------
Purchase Agreements shall be effected concurrently with the consummation of the transactions contemplated by this Agreement.

          (d) Opinion.  The Fleming Funds shall have received, or otherwise been
              -------
permitted to rely upon, an opinion of counsel to the Company substantially similar to the opinion of such counsel required to be delivered pursuant to the Securities Purchase Agreement.



                                  ARTICLE V.
                                MISCELLANEOUS

SECTION 5.1.  SURVIVAL

          The provisions set forth in Article III (except Section 3.6) and
Article V shall survive the Closing Date. All representations and warranties made by the parties hereto in this Agreement (including and to the extent such as are specifically incorporated by reference into this Agreement pursuant to
Section 2.5) shall survive the Closing; provided, however, that neither party shall commence any action against any other party hereto in respect of any such representation or warranty at any time subsequent to the date eighteen (18) months after the Closing Date.

SECTION 5.2.  NOTICES

          (a) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

          If to the Fleming Funds:

          Fleming Capital Management
          320 Park Avenue
          New York, New York 10022
          Attention: Robert L. Burr
          Facsimile: (212) 508-3928

          With a copy to:

          Morgan, Lewis & Bockius LLP
          101 Park Avenue
          New York, New York 10178-0060
          Attention: David W. Pollak, Esq.
          Facsimile: (212) 309-6273

          If to the Company

          Four Media Company
          625 Arizona Avenue
          Santa Monica, California 90401
          Attention: General Counsel
          Facsimile: (310) 587-1277

          With a copy to:

          Latham & Watkins
          633 West Fifth Street
          Suite 4000
          Los Angeles, California 90071-2007
          Attention:  Paul D. Tosetti, Esq.
                      Michael W. Sturrock, Esq.
          Facsimile: (213) 891-8763

          If to any of the Buyers:


          Warburg, Pincus Equity Partners, L.P.
          466 Lexington Avenue
          New York, New York 10017
          Attention: David E. Libowitz
          Facsimile: (212) 878-9351

          With a copy to:

          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York  10019-6009
          Attention:  Neil Novikoff, Esq.
          Facsimile: (212) 728-8111

          (b) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if sent by overnight courier, on the first business day following the date on which such notice is sent; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

SECTION 5.3.   SCOPE OF AGREEMENT

          (a) Except as specifically set forth herein, this Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (b) Each of the parties hereto acknowledges that the obligation of the parties to effect the Conversion and of the Company to pay the Consideration is conditioned upon the concurrent consummation of the Acquisitions. Accordingly, immediately upon the Termination Date, there shall be no further obligation or liability hereunder on the part of either the Company or the Fleming Funds, or their respective officers, directors, stockholders or Affiliates (as defined in the Purchase Agreements), except for breaches of this Agreement.

SECTION 5.4.   FURTHER ASSURANCES, COOPERATION AND NOTICE

          Each of the parties hereto will use its reasonable best efforts and cooperate with each other party in executing and delivering any and all documents, amendments and other agreements that may be necessary to evidence or effect the agreements set forth in this Agreement. Each of the parties hereto shall notify each other party of, and will use its reasonable best efforts to cure before the Closing Date, any event, transaction or circumstance, as soon as practicable after it becomes known to such party, that causes or will cause any covenant or agreement of such party under this Agreement to be breached or that renders or will render untrue any representation or warranty of such party contained in this Agreement. Each of the parties hereto also shall notify each other party in writing of, and will use its reasonable best efforts to cure, before the Closing Date, any violation or breach, as soon as practicable after it becomes known to such party, of any representations, warranty, covenant or agreement made by such party. No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

SECTION 5.5.   ATTORNEY'S FEES

          The Company shall, promptly upon presentation of invoices therefor setting forth with reasonable specificity the expenses for which reimbursement is being requested, reimburse the Fleming Funds for their reasonable expenses, including but not limited to counsel fees and disbursements incurred in connection with this Agreement and the matters contemplated hereby; provided, however, that the Company shall not be obligated to reimburse more than $50,000 in such expenses.

SECTION 5.6.   COUNTERPARTS

          This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

SECTION 5.7.   GOVERNING LAW

          This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law.

SECTION 5.8.   ASSIGNMENT; BINDING EFFECT

          Except for any assignments by the Company arising by operation of law as a result of the consummation of the transactions contemplated by the Purchase Agreements, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable only by the parties and their respective successors and assigns, and no person or entity not a party to a provision herein set forth is intended to be a beneficiary of such provision.

SECTION 5.9.   SPECIFIC PERFORMANCE

          It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.


                          [Signature Page to Follow]

          IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed as of the date first above written.


                                    FOUR MEDIA COMPANY

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________


                                    WARBURG, PINCUS EQUITY
                                    PARTNERS, L.P.

                                    By:  Warburg, Pincus & Co., its General
                                    Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________


                                    WARBURG, PINCUS NETHERLANDS
                                    EQUITY PARTNERS I, C.V.

                                    By:  Warburg, Pincus & Co., its General
                                    Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________


                                    WARBURG, PINCUS NETHERLANDS
                                    EQUITY PARTNERS II, C.V.

                                    By:  Warburg, Pincus & Co., its General
                                    Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________

                                    WARBURG, PINCUS NETHERLANDS
                                    EQUITY PARTNERS III, C.V.

                                    By:  Warburg, Pincus & Co., its General
                                    Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________



                                    FLEMING US DISCOVERY FUND III,
                                    L.P.

                                    By:  Fleming US Discovery Partners, L.P.,
                                           its General Partner

                                         By:  Fleming US Discovery, LLC,
                                         its General Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________



                                    FLEMING US DISCOVERY OFFSHORE
                                    FUND III, L.P.

                                    By:  Fleming US Discovery Partners, L.P.,
                                           its General Partner

                                         By:  Fleming US Discovery, LLC,
                                         its General Partner

                                    By:_______________________
                                       Name:__________________
                                       Title:_________________

                                      S-1